Exhibit 10.60
PATENT SECURITY AGREEMENT
     Patent Security Agreement, dated as of November 30, 2007, by Smith & Wesson Corp., a Delaware corporation, Thompson/Center Arms Company, Inc., a New Hampshire corporation, and Bear Lake Holdings, Inc., a Delaware corporation (collectively, the “Pledgors”), in favor of Toronto Dominion (Texas) LLC, in its capacity as Administrative Agent pursuant to the Credit Agreement (in such capacity, the “Administrative Agent”).
WITNESSETH:
     WHEREAS, the Pledgors are party to a Pledge and Security Agreement, dated as of November 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Administrative Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;
     NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Administrative Agent as follows:
     SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
     SECTION 2. Confirmation of Grant of Security Interest in Patent Collateral. The Pledgors hereby confirm the grant to the Administrative Agent for the benefit of the Secured Parties in the Security Agreement of a lien on and security interest in and to all of their right, title and interest in, to and under all the following Pledged Collateral of the Pledgors:
     (a) Patents of the Pledgors, including but not limited to the Patents listed on Schedule A attached hereto, in each case whether now owned or existing or hereafter acquired or arising and wherever located; and
     (b) all Proceeds of any and all of the foregoing (other than Excluded Property).
     SECTION 3. Security Agreement. The Pledgors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patents confirmed hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Administrative Agent shall otherwise determine.
     SECTION 4. Termination. Upon the payment in full of the Obligations (other than contingent indemnification obligations) and automatic termination of the Security Agreement, the Administrative Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form evidencing the release of the collateral pledge, grant, assignment, lien and security interest in the Patents under the Security Agreement and this Patent Security Agreement.
     SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.
[Signature Page Follows]

[Signature Page to Smith & Wesson Corp. Patent Security Agreement]
     IN WITNESS WHEREOF, the Pledgors have caused this Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours, SMITH & WESSON CORP.
By:	/s/ John A. Kelly
	Name:	John A. Kelly
	Title:	Vice President

THOMPSON/CENTER ARMS COMPANY, INC.
By:	/s/ John A. Kelly
	Name:	John A. Kelly
	Title:	Vice President

BEAR LAKE HOLDINGS, INC.
By:	/s/ John A. Kelly
	Name:	John A. Kelly
	Title:	Vice President

Accepted and Agreed: TORONTO DOMINION (TEXAS) LLC, as Administrative Agent
By:	/s/ Ian Murray
	Name:	Ian Murray
	Title:	Authorized Signatory

SCHEDULE A
PATENTS
Registered Patents

		REGISTRATION	REGISTRATION
HOLDER	PATENT	NUMBER	DATE
Smith & Wesson Corp.	Handgun	D359098	6/6/95
Smith & Wesson Corp.	Rear sight for a handgun	D352087	11/1/94
Smith & Wesson Corp.	Pistol grip	D325953	5/5/92
Smith & Wesson Corp.	Handgun	D377513	1/21/97
Smith & Wesson Corp.	Two-piece trigger	D371591	7/9/96
Smith & Wesson Corp.	Magazine butt plate	D362044	9/5/95
Smith & Wesson Corp.	Reversible magazine catch mechanism for handguns	4899476	2/13/90
Smith & Wesson Corp.	Retainer for revolver yoke stud	4934081	6/19/90
Smith & Wesson Corp.	Integral grip construction for handguns	4936036	6/26/90
Smith & Wesson Corp.	Decocking mechanism for a semi-automatic firearm	5086579	2/1//92
Smith & Wesson Corp.	Fail safe stop for a drill press control device	5127775	7/7/92
Smith & Wesson Corp.	Hinged handcuffs	5205142	4/27/93
Smith & Wesson Corp.	Square extractor for the removal of cartridge cases from the chambers of a revolver	5218148	6/8/93
Smith & Wesson Corp.	Fire control mechanism for semi-automatic pistols	5386659	2/7/95
Smith & Wesson Corp.	Safety trigger for a firearm	5402593	4/4/95
Smith & Wesson Corp.	Butt plate assembly for handgun magazines	5438783	8/8/95
Smith & Wesson Corp.	Magazine safety	5438784	8/8/95
Smith & Wesson Corp.	Magazine cartridge guide	5615505	4/1/97
Smith & Wesson Corp.	Semi-automatic pistol	5717156	2/10/98
Smith & Wesson Corp.	Firearm having chamber status indicator and firearm retrofitting method	6161322	12/19/00
Smith & Wesson Corp.	Biometrically activated lock and enablement system	6260300	7/17/01
Smith & Wesson Corp.	Firearm frame and barrel assembly, method of assembling and assembly tool	6266908	7/31/01
Smith & Wesson Corp.	Process for treating metal workpieces	6267825	7/31/01

		REGISTRATION	REGISTRATION
HOLDER	PATENT	NUMBER	DATE
Smith & Wesson Corp.	Firing control system for non-impact fired ammunition	6286241	9/11/01
Smith & Wesson Corp.	A security apparatus for a firearm	6286242	9/11/01
Smith & Wesson Corp.	Firearm having an intelligent controller	6321478	11/27/01
Smith & Wesson Corp.	Blast shield apparatus and method of assembly for a revolver	6330761	12/18/01
Smith & Wesson Corp.	Backstrap module for a firearm	6345461	2/12/02
Smith & Wesson Corp.	Firing mechanism for use in a firearm having an electronic firing probe for discharging non-impact fired ammunition	6345462	2/12/02
Smith & Wesson Corp.	Authorization module for activating a firearm and method of using same	6357156	3/19/02
Smith & Wesson Corp.	Firing control system for non-impact fired ammunition	6357157	3/19/02
Smith & Wesson Corp.	Security apparatus for authorizing use of a non-impact firearm	6360468	3/26/02
Smith & Wesson Corp.	An electronically fired revolver utilizing percussively actuated cartridges	6360469	3/26/02
Smith & Wesson Corp.	Firing probe for use in a non-impact firearm	6360470	3/26/02
Smith & Wesson Corp.	Ammunition magazine for use in a firearm adapted for firing non-impact detonated cartridges	6370806	4/16/02
Smith & Wesson Corp.	Firing pin block for pistol	6374526	4/23/02
Smith & Wesson Corp.	A modular firearm and method for making the same	6393751	5/28/02
Smith & Wesson Corp.	Electric firing probe for detonating electrically-fired ammunition in a firearm	6397508	6/4/02
Smith & Wesson Corp.	Slide assembly for a firearm	6405473	6/18/02
Smith & Wesson Corp.	Electronic sight assembly for use with a firearm	6412208	7/2/02
Smith & Wesson Corp.	A security apparatus for use in a firearm	6421944	7/23/02
Smith & Wesson Corp.	A trigger assembly for use in a firearm having a security apparatus	6425199	7/30/02

		REGISTRATION	REGISTRATION
HOLDER	PATENT	NUMBER	DATE
Smith & Wesson Corp.	Method of assembling a firearm having a security apparatus	6430860	8/13/02
Smith & Wesson Corp.	Backstrap module configured to receive components and circuitry of a firearm capable of firing non-impact fired ammunition	6434875	8/20/02
Smith & Wesson Corp.	Magazine safety	6457271	10/1/02
Smith & Wesson Corp.	Firearm having chamber status indicator and firearm retrofitting method	6493977	12/17/02
Smith & Wesson Corp.	Magazine safety	6519887	2/18/03
Smith & Wesson Corp.	Revolver-safety lock mechanism	6523294	2/25/03
Smith & Wesson Corp.	Backstrap assembly for an electronic firearm	6523296	2/25/03
Smith & Wesson Corp.	Scandium containing aluminum alloy firearm	6557289	5/6/03
Smith & Wesson Corp.	Electronically fired revolver utilizing a latch mechanism between trigger and hammer to implement firing	6571502	6/3/03
Smith & Wesson Corp.	Firearm frame and barrel assembly	6574898	6/10/03
Smith & Wesson Corp.	Firearm having chamber status indicator and firearm retrofitting method	6622411	9/23/03
Smith & Wesson Corp.	Scandium containing aluminum alloy firearm	6711819	3/30/04
Smith & Wesson Corp.	Firearm including biometric skin sensor	6711843	3/30/04
Smith & Wesson Corp.	Apparatus and method for removing the slide of a semi-automatic pistol	6865979	3/15/05
Smith & Wesson Corp.	Compact locking block for semi-automatic pistols	6993864	2/7/06
Smith & Wesson Corp.	Cylinder retaining mechanism	7059075	6/13/06
Smith & Wesson Corp.	Magazine and slide lever assembly for a semi-automatic firearm	7069683	7/4/06
Smith & Wesson Corp.	Apparatus and method for removing the slide of a semi-automatic pistol	7140141	11/28/06
Smith & Wesson Corp.	Double locking handcuffs	7251964	08/07/07
Smith & Wesson Corp.	Firing mechanism for semi-automatic pistols	7194833	03/27/07
Smith & Wesson Corp.	Rimfire extractor for a revolver	7263795	09/04/07

		REGISTRATION	REGISTRATION
HOLDER	PATENT	NUMBER	DATE
Smith & Wesson Corp.	Revolver for firing high velocity ammunition	7254913	08/14/07
Smith & Wesson Corp.	Blast Shield Apparatus and Method of Assembly for a Revolver	6330761	12/18/01
Bear Lake Holdings, Inc.	Hammer Block Device	4854065	08/08/89
Bear Lake Holdings, Inc.	Fire Control Mechanism for a Firearm	5615507	04/01/97
Bear Lake Holdings, Inc.	Barrel for Muzzle Loading Firearm	5639981	06/17/97
Bear Lake Holdings, Inc.	Fire Control System for Firearms	5680722	10/28/97
Bear Lake Holdings, Inc.	Barrel for Muzzle Loading Firearm	5782030	07/21/98
Bear Lake Holdings, Inc.	Ignition Assembly for Muzzle Loading Firearm	5907920	06/01/99
Bear Lake Holdings, Inc.	Breech Plug for Muzzle Loading Firearm	6219951	04/24/01
Bear Lake Holdings, Inc.	Breech Plug for Muzzle Loading Firearm	6532692	03/18/03
Bear Lake Holdings, Inc.	Lever-Operated Breechlock for Muzzle-Loading Firearm	6604311	08/12/03
Thompson Center Arms Company, Inc.	Ramrod for a Muzzle-Loading Firearm	6145235	11/14/00
Thompson Center Arms Company, Inc.	Firearm Hammer with Adjustable Spur	7140138	11/28/06
Thompson Center Arms Company, Inc.	Muzzle Loading Rifle with Movable Extractor	7257917	08/21/07

Patent Applications

		APPLICATION	APPLICATION
HOLDER	PATENT	NUMBER	DATE
Smith & Wesson Corp.	High velocity ammunition system and firearm	20060011092	5/25/05
Smith & Wesson Corp.	Firearm frame with configurable grip	20060150467	12/22/05
Smith & Wesson Corp.	Firearm with modular sear and trigger mechanism housings	20060156607	12/22/05
Smith & Wesson Corp.	Positive striker lock safety for use with a firearm	20060162220	12/22/05
Smith & Wesson Corp.	Fire control mechanism for a firearm	20060248772	12/22/05
Smith & Wesson Corp.	Locking apparatus for a firearm	20060191182	12/22/05
Smith & Wesson Corp.	Wire brushing for use with a firearm barrel	2006085508	12/22/05
Smith & Wesson Corp.	Apparatus and method for firearm takedown	20060249014	12/22/05
Smith & Wesson Corp.	Firearm extractor mechanism	20060185212	12/22/05
Smith & Wesson Corp.	Objective lens assembly for telescopic device	Serial No. 09/902,807	7/12/01
Smith & Wesson Corp.	Compensation system for a firearm	Serial No. 10/773,500	2/6/04
Thompson Center Arms Company, Inc.	Muzzle Loading Rifle with Removable Breech Plug	20070137084	06/21/07
Thompson Center Arms Company, Inc.	Muzzle Loading Rifle with Breech Plug Having Gas Seal Facility	20070163162	07/19/07
Thompson Center Arms Company, Inc.	Rifle Stock with Recoil Absorption Facility	20070175077	08/02/07
Thompson Center Arms Company, Inc.	Lubricant Distribution Facility for Threaded Rifle Breech	Serial No. 11/505,212	08/15/06
Thompson Center Arms Company, Inc.	Muzzle Loading Rifle with Removable Breech Plug	Serial No. 11/649,458	01/03/07